UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2017

NRG ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15891	41-1724239
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540

(Address of Principal Executive Offices) (Zip Code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of NRG Energy, Inc. (the “Company”) has approved an amendment to the Company’s Third Amended and Restated By-laws (the “By-laws”) to provide for an extension of the date by which a stockholder must submit a director nomination in connection with the Company’s 2017 annual meeting to the later of (i) the latest date as otherwise determined in accordance with the By-laws and (ii) February 17, 2017. The foregoing description of the amendment to the By-laws is qualified in its entirety by reference to the full text of the amended By-laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
3.1	Amendment to Section 11(A)(1) of the Third Amended and Restated By-laws of NRG Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2017	NRG ENERGY, INC.

	By:	/s/ Brian Curci
Brian Curci
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Amendment to Section 11(A)(1) of the Third Amended and Restated By-laws of NRG Energy, Inc.